Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2009

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Net income	$967	$942	$214	$801	$662	$740	$935	$1,285	$2,924	$3,622
Net income per share: (1)
Basic	$1.56	$1.56	$0.36	$1.36	$1.12	$1.27	$1.66	$2.39	$4.87	$6.38
Diluted	$1.54	$1.54	$0.36	$1.35	$1.11	$1.27	$1.65	$2.36	$4.81	$6.33

Operating income	$1,008	$918	$330	$939	$799	$732	$914	$1,155	$3,195	$3,600
Operating income per share: (1)
Basic	$1.63	$1.52	$0.56	$1.60	$1.36	$1.26	$1.62	$2.15	$5.32	$6.34
Diluted	$1.60	$1.50	$0.55	$1.58	$1.34	$1.25	$1.61	$2.12	$5.26	$6.29

Return on equity	14.6%	14.4%	3.4%	12.8%	10.2%	11.1%	13.6%	18.5%	11.4%	13.5%
Operating return on equity	15.6%	14.3%	5.1%	14.7%	12.4%	11.3%	14.1%	18.0%	12.4%	14.0%

Total assets, at period end	$114,144	$113,625	$112,695	$109,751	$110,467	$111,326	$112,617	$109,824	$109,751	$109,824
Total equity, at period end	$26,388	$25,923	$24,721	$25,319	$26,497	$26,920	$28,160	$27,415	$25,319	$27,415

Book value per share, at period end	$43.31	$43.56	$41.94	$43.12	$45.12	$47.29	$51.24	$52.54	$43.12	$52.54
Less: Net unrealized investment gains (losses), net of tax	0.95	0.11	(1.40)	(0.25)	0.93	1.53	4.08	3.58	(0.25)	3.58
Adjusted book value per share, at period end	$42.36	$43.45	$43.34	$43.37	$44.19	$45.76	$47.16	$48.96	$43.37	$48.96

Weighted average number of common shares outstanding (basic) (1)	615.4	598.2	586.7	583.6	584.6	575.8	558.4	532.8	595.9	563.2
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	624.8	607.9	594.7	590.3	590.4	579.8	564.1	540.1	604.3	568.6
Common shares outstanding at period end	606.9	592.8	587.2	585.1	585.3	567.5	547.9	520.3	585.1	520.3

Common stock dividends declared	$178	$180	$177	$177	$177	$172	$166	$175	$712	$690

Common stock repurchased:
Under repurchase authorization (2)
Shares	20.8	15.3	6.2	2.7	—	18.5	20.8	30.1	45.0	69.4
Cost	$1,000	$750	$272	$100	$—	$750	$1,000	$1,550	$2,122	$3,300
Other
Shares	0.6	0.1	0.1	—	0.7	0.3	—	0.4	0.8	1.4
Cost	$28	$7	$2	$1	$27	$13	$3	$22	$38	$65

(1)  In accordance with new guidance on determining whether instruments granted in share-based payment transactions are participating securities, which was effective January 1, 2009, all prior-period basic and diluted EPS data has been restated to reflect the retrospective application of this guidance.

(2)  Repurchased under Board of Director authorization.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share (1) ($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Net income
Operating income	$1,008	$918	$330	$939	$799	$732	$914	$1,155	$3,195	$3,600
Net realized investment gains (losses)	(41)	24	(116)	(138)	(137)	8	21	130	(271)	22
Net income	$967	$942	$214	$801	$662	$740	$935	$1,285	$2,924	$3,622

Basic earnings per share
Operating income	$1.63	$1.52	$0.56	$1.60	$1.36	$1.26	$1.62	$2.15	$5.32	$6.34
Net realized investment gains (losses)	(0.07)	0.04	(0.20)	(0.24)	(0.24)	0.01	0.04	0.24	(0.45)	0.04
Net income	$1.56	$1.56	$0.36	$1.36	$1.12	$1.27	$1.66	$2.39	$4.87	$6.38

Diluted earnings per share
Operating income	$1.60	$1.50	$0.55	$1.58	$1.34	$1.25	$1.61	$2.12	$5.26	$6.29
Net realized investment gains (losses)	(0.06)	0.04	(0.19)	(0.23)	(0.23)	0.02	0.04	0.24	(0.45)	0.04
Net income	$1.54	$1.54	$0.36	$1.35	$1.11	$1.27	$1.65	$2.36	$4.81	$6.33

Adjustments to net income and weighted average shares for net income EPS calculations: (2)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Basic
Net income, as reported	$967	$942	$214	$801	$662	$740	$935	$1,285	$2,924	$3,622
Preferred stock dividends, net of taxes	(1)	(1)	(1)	(1)	(1)	(1)	(1)	—	(4)	(3)
Participating share-based awards - allocated income	(6)	(7)	(1)	(5)	(5)	(5)	(6)	(10)	(19)	(26)
Net income available to common shareholders - basic	$960	$934	$212	$795	$656	$734	$928	$1,275	$2,901	$3,593

Diluted
Net income available to common shareholders - basic	$960	$934	$212	$795	$656	$734	$928	$1,275	$2,901	$3,593
Effect of dilutive securities:
Convertible preferred stock	1	1	1	1	1	1	1	—	4	3
Performance shares	—	—	—	—	—	—	1	1	—	2
Zero coupon convertible notes	1	1	1	1	1	—	—	—	4	1
Net income available to common shareholders - diluted	$962	$936	$214	$797	$658	$735	$930	$1,276	$2,909	$3,599

Common Shares
Basic
Weighted average shares outstanding	615.4	598.2	586.7	583.6	584.6	575.8	558.4	532.8	595.9	563.2

Diluted
Weighted average shares outstanding	615.4	598.2	586.7	583.6	584.6	575.8	558.4	532.8	595.9	563.2
Weighted average effects of dilutive securities:
Convertible preferred stock	2.6	2.5	2.3	2.2	2.2	2.1	2.0	1.9	2.4	2.0
Stock options and performance shares	4.4	4.8	3.3	2.1	2.0	1.9	3.7	5.4	3.6	3.0
Zero coupon convertible notes	2.4	2.4	2.4	2.4	1.6	—	—	—	2.4	0.4
Diluted weighted average shares outstanding	624.8	607.9	594.7	590.3	590.4	579.8	564.1	540.1	604.3	568.6

(1)  In accordance with new guidance on determining whether instruments granted in share-based payment transactions are participating securities, which was effective January 1, 2009, all prior-period basic and diluted EPS data has been restated to reflect the retrospective application of this guidance.

(2)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Revenues
Premiums	$5,340	$5,357	$5,448	$5,434	$5,301	$5,353	$5,421	$5,343	$21,579	$21,418
Net investment income	815	778	716	483	542	658	763	813	2,792	2,776
Fee income	105	90	120	75	73	89	72	72	390	306
Net realized investment gains (losses)	(62)	36	(170)	(219)	(214)	13	29	189	(415)	17
Other revenues	34	34	31	32	33	49	42	39	131	163
Total revenues	6,232	6,295	6,145	5,805	5,735	6,162	6,327	6,456	24,477	24,680

Claims and expenses
Claims and claim adjustment expenses	3,021	3,092	3,871	3,009	3,190	3,335	3,123	2,760	12,993	12,408
Amortization of deferred acquisition costs	954	961	990	975	944	953	967	949	3,880	3,813
General and administrative expenses (1)	853	864	1,001	800	782	839	889	856	3,518	3,366
Interest expense	90	91	95	94	92	94	98	98	370	382
Total claims and expenses	4,918	5,008	5,957	4,878	5,008	5,221	5,077	4,663	20,761	19,969

Income before income taxes	1,314	1,287	188	927	727	941	1,250	1,793	3,716	4,711
Income tax expense (benefit)	347	345	(26)	126	65	201	315	508	792	1,089
Net income	$967	$942	$214	$801	$662	$740	$935	$1,285	$2,924	$3,622

Net realized investment gains (losses)
Other-than-temporary impairment losses:
Total losses	$(38)	$(28)	$(156)	$(198)	$(184)	$(75)	$(43)	$(21)	$(420)	$(323)
Portion of losses recognized in accumulated other changes in equity from nonowner sources	—	—	—	—	—	45	24	(4)	—	65
Other-than-temporary impairment losses	(38)	(28)	(156)	(198)	(184)	(30)	(19)	(25)	(420)	(258)
Other net realized investment gains (losses)	(24)	64	(14)	(21)	(30)	43	48	214	5	275
Net realized investment gains (losses)	$(62)	$36	$(170)	$(219)	$(214)	$13	$29	$189	$(415)	$17

Other statistics
Effective tax rate on net investment income	20.2%	19.8%	18.1%	9.5%	12.6%	16.7%	19.2%	19.8%	17.7%	17.5%
Net investment income (after-tax)	$650	$624	$587	$438	$474	$547	$616	$653	$2,299	$2,290

Catastrophes, net of reinsurance (2):
Pre-tax	$95	$356	$1,042	$(85)	$83	$200	$158	$16	$1,408	$457
After-tax	$62	$231	$682	$(56)	$54	$130	$103	$10	$919	$297

(1)  In 3Q 2008, 4Q 2008, 1Q 2009 and 2Q 2009 “General and administrative expenses” includes $176 million, $(35) million, $(61) million, and $(26) million respectively, of estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Underwriting gain (loss)	$401	$338	$(208)	$545	$353	$206	$338	$540	$1,076	$1,437
Net investment income	650	624	587	438	474	547	616	653	2,299	2,290
Other, including interest expense	(43)	(44)	(49)	(44)	(28)	(21)	(40)	(38)	(180)	(127)
Operating income	1,008	918	330	939	799	732	914	1,155	3,195	3,600
Net realized investment gains (losses)	(41)	24	(116)	(138)	(137)	8	21	130	(271)	22
Net income	$967	$942	$214	$801	$662	$740	$935	$1,285	$2,924	$3,622

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	55.7%	57.0%	69.9%	54.9%	59.7%	61.4%	57.0%	51.1%	59.4%	57.3%
Underwriting expense ratio (3)	31.9%	32.3%	34.8%	31.0%	30.9%	31.8%	32.7%	32.3%	32.5%	31.9%
Combined ratio	87.6%	89.3%	104.7%	85.9%	90.6%	93.2%	89.7%	83.4%	91.9%	89.2%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	87.5%	89.2%	104.5%	85.7%	90.1%	92.6%	89.1%	82.9%	91.7%	88.7%

Impact of catastrophes on combined ratio (4)	1.8%	6.6%	19.1%	-1.6%	1.6%	3.7%	2.9%	0.3%	6.5%	2.1%
Impact of prior year reserve development on combined ratio	-7.5%	-9.8%	-6.2%	-5.1%	-4.9%	-4.9%	-5.7%	-9.4%	-7.1%	-6.2%

(1) Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Billing and policy fees	$27	$26	$27	$26	$27	$27	$26	$27	$106	$107
Fee income:
Loss and loss adjustment expenses	$43	$30	$58	$13	$20	$42	$24	$28	$144	$114
Underwriting expenses	62	60	62	62	53	47	48	44	246	192
Total fee income	$105	$90	$120	$75	$73	$89	$72	$72	$390	$306

(3)  The impact of changes in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (1.2), (0.5), and (0.4) points for 1Q 2009, 2Q 2009, and YTD 4Q 2009, respectively.

(4)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008, and the three and twelve months ended December 31, 2008 included 15.8, (1.0) and 5.8 point impacts, respectively, on the loss and loss adjustment expense ratio, and 3.3, (0.6) and 0.7 point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Revenues
Premiums	$5,340	$5,357	$5,448	$5,434	$5,301	$5,353	$5,421	$5,343	$21,579	$21,418
Net investment income	815	778	716	483	542	658	763	813	2,792	2,776
Fee income	105	90	120	75	73	89	72	72	390	306
Other revenues	34	34	31	32	33	49	42	39	131	163
Total revenues	6,294	6,259	6,315	6,024	5,949	6,149	6,298	6,267	24,892	24,663

Claims and expenses
Claims and claim adjustment expenses	3,021	3,092	3,871	3,009	3,190	3,335	3,123	2,760	12,993	12,408
Amortization of deferred acquisition costs	954	961	990	975	944	953	967	949	3,880	3,813
General and administrative expenses	853	864	1,001	800	782	839	889	856	3,518	3,366
Interest expense	90	91	95	94	92	94	98	98	370	382
Total claims and expenses	4,918	5,008	5,957	4,878	5,008	5,221	5,077	4,663	20,761	19,969

Operating income before income taxes	1,376	1,251	358	1,146	941	928	1,221	1,604	4,131	4,694
Income tax expense	368	333	28	207	142	196	307	449	936	1,094
Operating income	$1,008	$918	$330	$939	$799	$732	$914	$1,155	$3,195	$3,600

Other statistics
Effective tax rate on net investment income	20.2%	19.8%	18.1%	9.5%	12.6%	16.7%	19.2%	19.8%	17.7%	17.5%
Net investment income (after-tax)	$650	$624	$587	$438	$474	$547	$616	$653	$2,299	$2,290

Catastrophes, net of reinsurance (1):
Pre-tax	$95	$356	$1,042	$(85)	$83	$200	$158	$16	$1,408	$457
After-tax	$62	$231	$682	$(56)	$54	$130	$103	$10	$919	$297

(1)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Statutory underwriting
Gross written premiums	$5,933	$6,061	$6,134	$5,709	$5,863	$5,969	$5,935	$5,518	$23,837	$23,285
Net written premiums	$5,188	$5,629	$5,481	$5,385	$5,203	$5,605	$5,340	$5,188	$21,683	$21,336

Net earned premiums	$5,340	$5,357	$5,448	$5,434	$5,301	$5,353	$5,421	$5,343	$21,579	$21,418
Losses and loss adjustment expenses	2,978	3,118	3,781	2,974	3,159	3,300	3,090	2,736	12,851	12,285
Underwriting expenses	1,706	1,766	1,811	1,643	1,710	1,724	1,770	1,658	6,926	6,862
Statutory underwriting gain (loss)	656	473	(144)	817	432	329	561	949	1,802	2,271
Policyholder dividends	7	9	4	11	8	6	7	4	31	25
Statutory underwriting gain (loss) after policyholder dividends	$649	$464	$(148)	$806	$424	$323	$554	$945	$1,771	$2,246

Other statutory statistics
Reserves for losses and loss adjustment expenses	$42,840	$42,885	$42,848	$41,307	$41,156	$41,495	$41,357	$40,923	$41,307	$40,923
Increase (decrease) in reserves	$(228)	$45	$(37)	$(1,541)	$(151)	$339	$(138)	$(434)	$(1,761)	$(384)
Statutory surplus	$22,353	$22,288	$21,929	$21,491	$21,561	$21,267	$22,050	$23,195	$21,491	$23,195
Net written premiums/surplus (1)	0.97:1	0.97:1	0.99:1	1.01:1	1.01:1	1.02:1	0.98:1	0.92:1	1.01:1	0.92:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Written premiums
Gross	$5,933	$6,061	$6,134	$5,709	$5,863	$5,969	$5,935	$5,518	$23,837	$23,285
Ceded	(745)	(432)	(653)	(324)	(660)	(364)	(595)	(330)	(2,154)	(1,949)
Net	$5,188	$5,629	$5,481	$5,385	$5,203	$5,605	$5,340	$5,188	$21,683	$21,336

Earned premiums
Gross	$5,932	$5,957	$6,035	$5,978	$5,808	$5,862	$5,915	$5,835	$23,902	$23,420
Ceded	(592)	(600)	(587)	(544)	(507)	(509)	(494)	(492)	(2,323)	(2,002)
Net	$5,340	$5,357	$5,448	$5,434	$5,301	$5,353	$5,421	$5,343	$21,579	$21,418

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Revenues
Premiums	$2,786	$2,781	$2,823	$2,790	$2,757	$2,770	$2,768	$2,673	$11,180	$10,968
Net investment income	573	540	494	310	355	451	529	567	1,917	1,902
Fee income	105	90	120	75	73	89	72	72	390	306
Other revenues	6	7	8	9	6	12	14	10	30	42
Total revenues	3,470	3,418	3,445	3,184	3,191	3,322	3,383	3,322	13,517	13,218

Claims and expenses
Claims and claim adjustment expenses	1,558	1,556	1,952	1,542	1,618	1,644	1,508	1,267	6,608	6,037
Amortization of deferred acquisition costs	451	451	466	450	449	450	448	428	1,818	1,775
General and administrative expenses (1)	516	516	565	482	467	493	517	489	2,079	1,966
Interest expense	—	—	—	1	—	—	—	—	1	—
Total claims and expenses	2,525	2,523	2,983	2,475	2,534	2,587	2,473	2,184	10,506	9,778

Operating income before federal income taxes	945	895	462	709	657	735	910	1,138	3,011	3,440
Income taxes	262	237	84	90	110	175	242	323	673	850
Operating income	$683	$658	$378	$619	$547	$560	$668	$815	$2,338	$2,590

Other statistics
Effective tax rate on net investment income	19.7%	19.2%	17.4%	6.3%	10.8%	15.9%	18.8%	19.7%	16.8%	16.9%
Net investment income (after-tax)	$460	$436	$409	$291	$317	$379	$429	$456	$1,596	$1,581

Catastrophes, net of reinsurance (2):
Pre-tax	$57	$185	$488	$(24)	$12	$59	$86	$19	$706	$176
After-tax	$37	$120	$318	$(16)	$8	$38	$56	$12	$459	$114

(1)  In 3Q 2008, 4Q 2008, 1Q 2009, and 2Q 2009 “General and administrative expenses” includes $76 million, $(14) million, $(26) million, and $(12) million, respectively, of estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business Insurance
($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Underwriting gain (loss)	$219	$217	$(35)	$325	$226	$172	$228	$351	$726	$977
Net investment income	460	436	409	291	317	379	429	456	1,596	1,581
Other	4	5	4	3	4	9	11	8	16	32
Operating income	$683	$658	$378	$619	$547	$560	$668	$815	$2,338	$2,590

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	54.2%	54.7%	67.1%	54.6%	57.8%	57.6%	53.5%	46.3%	57.7%	53.9%
Underwriting expense ratio (3)	32.4%	32.4%	34.2%	31.1%	31.2%	32.2%	33.0%	32.5%	32.5%	32.2%
Combined ratio	86.6%	87.1%	101.3%	85.7%	89.0%	89.8%	86.5%	78.8%	90.2%	86.1%

Impact of catastrophes on combined ratio (4)	2.1%	6.6%	17.3%	-0.8%	0.4%	2.1%	3.1%	0.7%	6.3%	1.6%
Impact of prior year reserve development on combined ratio	-11.2%	-12.8%	-8.7%	-7.3%	-6.6%	-7.8%	-9.5%	-13.6%	-10.0%	-9.3%

(1) Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Billing and policy fees	$3	$4	$3	$4	$4	$4	$4	$4	$14	$16
Fee income:
Loss and loss adjustment expenses	$43	$30	$58	$13	$20	$42	$24	$28	$144	$114
Underwriting expenses	62	60	62	62	53	47	48	44	246	192
Total fee income	$105	$90	$120	$75	$73	$89	$72	$72	$390	$306

(3)  The impact of changes in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (0.9), (0.4), and (0.3) points for 1Q 2009, 2Q 2009, and YTD 4Q 2009, respectively.

(4)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008, and the three and twelve months ended December 31, 2008 included 14.6, (0.3) and 5.7 point impacts, respectively, on the loss and loss adjustment expense ratio, and 2.7, (0.5) and 0.6 point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Statutory underwriting
Gross written premiums	$3,308	$3,087	$3,215	$2,970	$3,294	$3,046	$3,029	$2,729	$12,580	$12,098
Net written premiums	$2,911	$2,805	$2,748	$2,756	$2,963	$2,813	$2,611	$2,515	$11,220	$10,902

Net earned premiums	$2,786	$2,781	$2,823	$2,790	$2,757	$2,770	$2,768	$2,673	$11,180	$10,968
Losses and loss adjustment expenses	1,517	1,576	1,868	1,509	1,592	1,603	1,479	1,240	6,470	5,914
Underwriting expenses	903	897	922	842	903	877	892	820	3,564	3,492
Statutory underwriting gain	366	308	33	439	262	290	397	613	1,146	1,562
Policyholder dividends	4	6	2	6	4	4	4	3	18	15
Statutory underwriting gain after policyholder dividends	$362	$302	$31	$433	$258	$286	$393	$610	$1,128	$1,547

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Net written premiums by market
Select Accounts	$708	$724	$662	$662	$731	$732	$655	$638	$2,756	$2,756
Commercial Accounts	673	550	635	666	710	564	609	610	2,524	2,493
National Accounts	246	241	240	269	259	227	197	219	996	902
Industry-Focused Underwriting	613	584	613	586	617	581	564	517	2,396	2,279
Target Risk Underwriting	423	445	366	359	422	458	360	328	1,593	1,568
Specialized Distribution	244	259	228	208	222	247	221	199	939	889
Total core	2,907	2,803	2,744	2,750	2,961	2,809	2,606	2,511	11,204	10,887
Business Insurance other	4	2	4	6	2	4	5	4	16	15
Total	$2,911	$2,805	$2,748	$2,756	$2,963	$2,813	$2,611	$2,515	$11,220	$10,902

Net written premiums by product line
Commercial multi-peril	$791	$726	$693	$728	$789	$730	$682	$732	$2,938	$2,933
Workers’ compensation	674	566	598	614	748	593	587	558	2,452	2,486
Commercial automobile	500	476	511	465	485	497	498	447	1,952	1,927
Property	482	515	433	430	463	507	401	356	1,860	1,727
General liability	462	520	510	519	479	486	443	421	2,011	1,829
Other	2	2	3	—	(1)	—	—	1	7	—
Total	$2,911	$2,805	$2,748	$2,756	$2,963	$2,813	$2,611	$2,515	$11,220	$10,902

National accounts
Additions to claim volume under administration (1)	$712	$522	$482	$566	$594	$452	$403	$454	$2,282	$1,903
Written fees	$103	$80	$85	$77	$85	$70	$65	$63	$345	$283

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Revenues
Premiums	$847	$852	$863	$867	$801	$810	$861	$861	$3,429	$3,333
Net investment income	122	120	114	98	104	107	118	123	454	452
Other revenues	5	8	5	6	6	7	7	7	24	27
Total revenues	974	980	982	971	911	924	986	991	3,907	3,812

Claims and expenses
Claims and claim adjustment expenses	390	376	545	458	442	442	463	400	1,769	1,747
Amortization of deferred acquisition costs	159	163	166	164	146	151	162	163	652	622
General and administrative expenses (1)	144	149	149	139	138	146	141	154	581	579
Interest expense	—	1	1	—	—	—	—	—	2	—
Total claims and expenses	693	689	861	761	726	739	766	717	3,004	2,948

Operating income before federal income taxes	281	291	121	210	185	185	220	274	903	864
Income taxes	73	87	38	56	37	52	53	80	254	222
Operating income	$208	$204	$83	$154	$148	$133	$167	$194	$649	$642

Other statistics
Effective tax rate on net investment income	23.5%	23.5%	22.0%	20.6%	19.4%	20.9%	21.7%	20.8%	22.5%	20.7%
Net investment income (after-tax)	$93	$92	$89	$78	$84	$84	$93	$97	$352	$358

Catastrophes, net of reinsurance (2):
Pre-tax	$—	$6	$91	$(13)	$—	$2	$4	$(3)	$84	$3
After-tax	$—	$4	$64	$(10)	$—	$1	$3	$(2)	$58	$2

(1)  In 3Q 2008, 4Q 2008, and 1Q 2009 “General and administrative expenses” includes $4 million, $(2) million, and $(1) million respectively, of estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2008 and 4Q 2009, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Underwriting gain (loss)	$112	$107	$(8)	$72	$60	$44	$69	$93	$283	$266
Net investment income	93	92	89	78	84	84	93	97	352	358
Other	3	5	2	4	4	5	5	4	14	18
Operating income	$208	$204	$83	$154	$148	$133	$167	$194	$649	$642

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	45.7%	43.7%	62.9%	52.3%	54.7%	54.4%	53.3%	46.3%	51.2%	52.1%
Underwriting expense ratio (2)	35.7%	36.7%	36.5%	34.9%	35.5%	36.5%	35.4%	36.8%	36.0%	36.0%
Combined ratio	81.4%	80.4%	99.4%	87.2%	90.2%	90.9%	88.7%	83.1%	87.2%	88.1%

Impact of catastrophes on combined ratio (3)	0.0%	0.6%	10.5%	-1.6%	0.0%	0.2%	0.5%	-0.3%	2.5%	0.1%
Impact of prior year reserve development on combined ratio	-7.4%	-15.5%	-4.9%	-4.2%	-1.4%	-1.4%	-2.9%	-13.9%	-8.0%	-5.1%

(1)  Before policyholder dividends.

(2)  The impact of changes in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (0.1) and (0.0) points for 1Q 2009 and YTD 4Q 2009, respectively.

(3)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008, and the three and twelve months ended December 31, 2008 included 9.8, (1.5) and 2.3 point impacts, respectively, on the loss and loss adjustment expense ratio, and 0.7, (0.1) and 0.2 point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Statutory underwriting
Gross written premiums	$946	$1,065	$965	$990	$842	$975	$918	$978	$3,966	$3,713
Net written premiums	$644	$985	$901	$938	$563	$914	$870	$938	$3,468	$3,285

Net earned premiums	$847	$852	$863	$867	$801	$810	$861	$861	$3,429	$3,333
Losses and loss adjustment expenses	387	383	539	456	437	448	459	403	1,765	1,747
Underwriting expenses	311	317	299	286	286	298	288	301	1,213	1,173
Statutory underwriting gain	149	152	25	125	78	64	114	157	451	413
Policyholder dividends	3	3	2	5	4	2	3	1	13	10
Statutory underwriting gain after policyholder dividends	$146	$149	$23	$120	$74	$62	$111	$156	$438	$403

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Net written premiums by market
Bond & Financial Products	$355	$592	$609	$570	$334	$558	$574	$574	$2,126	$2,040
International	289	393	292	368	229	356	296	364	1,342	1,245
Total	$644	$985	$901	$938	$563	$914	$870	$938	$3,468	$3,285

Net written premiums by product line
General liability	$101	$259	$271	$290	$129	$256	$252	$269	$921	$906
Fidelity & surety	216	299	307	248	170	265	291	274	1,070	1,000
International	289	393	292	368	229	356	296	364	1,342	1,245
Other	38	34	31	32	35	37	31	31	135	134
Total	$644	$985	$901	$938	$563	$914	$870	$938	$3,468	$3,285

In 2Q 2009, results from the surety bond operation in Canada were reclassified from the “Bond and Financial Products” market to the “International” market, and from the “Fidelity & surety” product line to the “International” product line.  All prior period amounts have been restated to reflect this reclassification.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Revenues
Premiums	$1,707	$1,724	$1,762	$1,777	$1,743	$1,773	$1,792	$1,809	$6,970	$7,117
Net investment income	120	118	108	75	83	100	116	123	421	422
Other revenues	21	19	18	17	21	21	20	22	75	84
Total revenues	1,848	1,861	1,888	1,869	1,847	1,894	1,928	1,954	7,466	7,623

Claims and expenses
Claims and claim adjustment expenses	1,073	1,160	1,374	1,009	1,130	1,249	1,152	1,093	4,616	4,624
Amortization of deferred acquisition costs	344	347	358	361	349	352	357	358	1,410	1,416
General and administrative expenses (1)	181	193	281	174	170	187	220	207	829	784
Total claims and expenses	1,598	1,700	2,013	1,544	1,649	1,788	1,729	1,658	6,855	6,824

Operating income (loss) before federal income taxes	250	161	(125)	325	198	106	199	296	611	799
Income taxes	69	39	(61)	99	44	18	50	86	146	198
Operating income (loss)	$181	$122	$(64)	$226	$154	$88	$149	$210	$465	$601

Other statistics
Effective tax rate on net investment income	19.1%	18.9%	17.2%	8.2%	12.0%	16.1%	18.7%	19.5%	16.6%	17.0%
Net investment income (after-tax)	$97	$96	$89	$69	$73	$84	$94	$100	$351	$351

Catastrophes, net of reinsurance (2):
Pre-tax	$38	$165	$463	$(48)	$71	$139	$68	$—	$618	$278
After-tax	$25	$107	$300	$(30)	$46	$91	$44	$—	$402	$181

(1)  In 3Q 2008, 4Q 2008, 1Q 2009, and 2Q 2009 “General and administrative expenses” includes $96 million, $(19) million, $(34) million, and $(14) million respectively, of estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Underwriting gain (loss)	$70	$14	$(165)	$148	$67	$(10)	$41	$96	$67	$194
Net investment income	97	96	89	69	73	84	94	100	351	351
Other	14	12	12	9	14	14	14	14	47	56
Operating income (loss)	$181	$122	$(64)	$226	$154	$88	$149	$210	$465	$601

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	62.9%	67.3%	77.9%	56.8%	64.9%	70.5%	64.3%	60.4%	66.2%	65.0%
Underwriting expense ratio (2)	29.3%	30.0%	35.0%	28.8%	28.4%	29.1%	30.9%	30.0%	30.8%	29.6%
Combined ratio	92.2%	97.3%	112.9%	85.6%	93.3%	99.6%	95.2%	90.4%	97.0%	94.6%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	92.0%	96.7%	112.3%	84.9%	91.7%	97.7%	93.3%	89.0%	96.5%	92.9%

Impact of catastrophes on combined ratio (3)	2.2%	9.6%	26.2%	-2.7%	4.1%	7.9%	3.8%	0.0%	8.9%	3.9%
Impact of prior year reserve development on combined ratio	-1.5%	-2.2%	-2.5%	-2.1%	-3.7%	-1.9%	-1.3%	-0.8%	-2.1%	-1.9%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Billing and policy fees	$24	$22	$24	$22	$23	$23	$22	$23	$92	$91

(2)  The impact of changes in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (2.0), (0.8), and (0.7) points for 1Q 2009, 2Q 2009, and YTD 4Q 2009, respectively.

(3)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008, and the three and twelve months ended December 31, 2008 included 20.8, (1.6) and 7.8 point impacts, respectively, on the loss and loss adjustment expense ratio, and 5.4, (1.1) and 1.1 point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Statutory underwriting
Gross written premiums	$1,679	$1,909	$1,954	$1,749	$1,727	$1,948	$1,988	$1,811	$7,291	$7,474
Net written premiums	$1,633	$1,839	$1,832	$1,691	$1,677	$1,878	$1,859	$1,735	$6,995	$7,149

Net earned premiums	$1,707	$1,724	$1,762	$1,777	$1,743	$1,773	$1,792	$1,809	$6,970	$7,117
Losses and loss adjustment expenses	1,074	1,159	1,374	1,009	1,130	1,249	1,152	1,093	4,616	4,624
Underwriting expenses	492	552	590	515	521	549	590	537	2,149	2,197
Statutory underwriting gain (loss)	$141	$13	$(202)	$253	$92	$(25)	$50	$179	$205	$296

Policies in force (in thousands)
Automobile	2,495	2,526	2,538	2,526	2,509	2,491	2,482	2,480	2,526	2,480
Homeowners and other	4,702	4,755	4,808	4,831	4,861	4,901	4,944	4,985	4,831	4,985

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Automobile) (1)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Statutory underwriting

Gross written premiums	$930	$939	$934	$877	$924	$919	$905	$862	$3,680	$3,610
Net written premiums	$922	$933	$926	$870	$917	$914	$898	$857	$3,651	$3,586

Net earned premiums	$911	$919	$936	$939	$913	$917	$915	$916	$3,705	$3,661
Losses and loss adjustment expenses	649	637	655	672	668	639	643	682	2,613	2,632
Underwriting expenses	259	263	260	247	254	249	247	237	1,029	987
Statutory underwriting gain (loss)	$3	$19	$21	$20	$(9)	$29	$25	$(3)	$63	$42

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	71.3%	69.3%	69.9%	71.6%	73.2%	69.7%	70.2%	74.5%	70.5%	71.9%
Underwriting expense ratio	27.4%	27.8%	27.5%	27.5%	27.0%	26.7%	27.1%	26.4%	27.5%	26.8%
Combined ratio	98.7%	97.1%	97.4%	99.1%	100.2%	96.4%	97.3%	100.9%	98.0%	98.7%

Impact of catastrophes on combined ratio	0.0%	1.5%	0.7%	0.0%	0.9%	1.0%	0.8%	0.0%	0.5%	0.7%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$14	$6	$—	$8	$9	$7	$—	$20	$24
After-tax	$—	$9	$4	$—	$5	$6	$5	$—	$13	$16

Policies in force (in thousands)	2,495	2,522	2,528	2,512	2,489	2,466	2,451	2,443
Change from prior year quarter	1.6%	2.4%	2.4%	1.3%	-0.2%	-2.3%	-3.0%	-2.7%
Change from prior quarter	0.6%	1.1%	0.2%	-0.6%	-0.9%	-0.9%	-0.6%	-0.3%

(1)  Represents Automobile sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Billing and policy fees	$14	$13	$14	$13	$13	$14	$12	$13	$54	$52

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Statutory underwriting

Gross written premiums	$749	$970	$1,015	$865	$792	$1,018	$1,067	$932	$3,599	$3,809
Net written premiums	$711	$906	$902	$814	$749	$952	$946	$861	$3,333	$3,508

Net earned premiums	$796	$805	$825	$835	$824	$846	$865	$879	$3,261	$3,414
Losses and loss adjustment expenses	425	522	719	335	458	599	499	399	2,001	1,955
Underwriting expenses	229	279	317	255	239	268	306	275	1,080	1,088
Statutory underwriting gain (loss)	$142	$4	$(211)	$245	$127	$(21)	$60	$205	$180	$371

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	53.3%	64.9%	87.1%	40.2%	55.6%	70.8%	57.7%	45.4%	61.4%	57.3%
Underwriting expense ratio	31.2%	31.4%	42.1%	28.8%	26.8%	28.4%	31.3%	31.2%	33.3%	29.5%
Combined ratio	84.5%	96.3%	129.2%	69.0%	82.4%	99.2%	89.0%	76.6%	94.7%	86.8%

Impact of catastrophes on combined ratio	4.8%	18.8%	55.3%	-5.6%	7.6%	15.3%	7.0%	0.0%	18.4%	7.4%

Catastrophe losses, net of reinsurance:
Pre-tax	$38	$151	$457	$(48)	$63	$130	$61	$—	$598	$254
After-tax	$25	$98	$296	$(30)	$41	$85	$39	$—	$389	$165

Policies in force (in thousands)	4,702	4,753	4,804	4,824	4,850	4,886	4,923	4,959
Change from prior year quarter	2.7%	2.6%	3.0%	3.0%	3.1%	2.8%	2.5%	2.8%
Change from prior quarter	0.4%	1.1%	1.1%	0.4%	0.5%	0.7%	0.8%	0.7%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Billing and policy fees	$10	$9	$10	$9	$10	$9	$10	$10	$38	$39

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Revenues
Net investment income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	2	—	—	—	—	9	1	—	2	10
Total revenues	2	—	—	—	—	9	1	—	2	10

Claims and expenses
Interest expense	90	90	94	93	92	94	98	98	367	382
General and administrative expenses	12	6	6	5	7	13	11	6	29	37
Total claims and expenses	102	96	100	98	99	107	109	104	396	419

Operating loss before federal income tax benefit	(100)	(96)	(100)	(98)	(99)	(98)	(108)	(104)	(394)	(409)
Income taxes	(36)	(30)	(33)	(38)	(49)	(49)	(38)	(40)	(137)	(176)
Operating loss	$(64)	$(66)	$(67)	$(60)	$(50)	$(49)	$(70)	$(64)	$(257)	$(233)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	December 31,	December 31,
	2009 (1)	2008

Assets
Fixed maturities, available for sale at fair value (including $90 and $8 subject to securities lending) (amortized cost $63,311 and $61,569)	$65,847	$61,275
Equity securities, at fair value (cost $373 and $461)	451	379
Real estate	865	827
Short-term securities	4,852	5,222
Other investments	2,950	3,035
Total investments	74,965	70,738

Cash	255	350
Investment income accrued	825	823
Premiums receivable	5,735	5,954
Reinsurance recoverables	12,816	14,232
Ceded unearned premiums	916	941
Deferred acquisition costs	1,758	1,774
Deferred tax asset	672	1,965
Contractholder receivables	5,797	6,350
Goodwill	3,365	3,366
Other intangible assets	588	688
Other assets	2,132	2,570
Total assets	$109,824	$109,751

	December 31,	December 31,
	2009 (1)	2008

Liabilities
Claims and claim adjustment expense reserves	$53,127	$54,723
Unearned premium reserves	10,861	10,957
Contractholder payables	5,797	6,350
Payables for reinsurance premiums	546	528
Debt	6,527	6,181
Other liabilities	5,551	5,693
Total liabilities	82,409	84,432

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.2 and 0.3 shares issued and outstanding)	79	89
Common stock (1,750.0 shares authorized; 520.3 and 585.1 shares issued and outstanding)	19,593	19,242
Retained earnings	16,315	13,314
Accumulated other changes in equity from nonowner sources	1,219	(900)
Treasury stock, at cost (199.6 and 128.8 shares)	(9,791)	(6,426)
Total shareholders’ equity	27,415	25,319
Total liabilities and shareholders’ equity	$109,824	$109,751

(1) Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2009	Yield (1)	2008	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$25,006	4.91%	$22,481	5.32%
Tax-exempt fixed maturities	40,841	4.08%	38,794	4.14%
Total fixed maturities	65,847	4.40%	61,275	4.59%

Non-redeemable preferred stocks	232	6.60%	219	6.35%
Common stocks	219		160
Total equity securities	451		379

Real estate	865		827

Short-term securities	4,852	0.19%	5,222	1.20%

Private equities	1,557		1,505
Hedge funds	472		531
Real estate partnerships	508		587
Mortgage loans	40	6.56%	94	8.06%
Trading securities	24		19
Other investments	349		299
Total other investments	2,950		3,035

Total investments	$74,965		$70,738

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$1,861		$(144)

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	December 31,	December 31,
	2009	2008
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,574	$1,841
Obligations of states and political subdivisions	41,333	39,062
Debt securities issued by foreign governments	1,957	1,519
Mortgage-backed securities - principally obligations of U.S. Government agencies	5,207	6,059
Corporates (including redeemable preferreds)	14,776	12,794
Total fixed maturities	$65,847	$61,275

Fixed Maturities

Quality Characteristics (1)

	December 31, 2009
	Amount	% of Total
Quality Ratings
Aaa	$28,093	42.7%
Aa	24,861	37.8
A	7,000	10.6
Baa	4,091	6.2
Total investment grade	64,045	97.3
Ba	862	1.3
B	580	0.9
Caa and lower	360	0.5
Total below investment grade	1,802	2.7
Total fixed maturities	$65,847	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.9

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Gross investment income
Fixed maturities	$736	$726	$727	$726	$713	$691	$703	$715	$2,915	$2,822
Short-term securities	52	32	36	23	10	7	5	5	143	27
Other	39	32	(37)	(256)	(175)	(33)	63	105	(222)	(40)
	827	790	726	493	548	665	771	825	2,836	2,809
Investment expenses	12	12	10	10	6	7	8	12	44	33
Net investment income, pre-tax	815	778	716	483	542	658	763	813	2,792	2,776
Income taxes	165	154	129	45	68	111	147	160	493	486
Net investment income, after-tax	$650	$624	$587	$438	$474	$547	$616	$653	$2,299	$2,290

Effective tax rate	20.2%	19.8%	18.1%	9.5%	12.6%	16.7%	19.2%	19.8%	17.7%	17.5%

Average invested assets (1)	$74,733	$74,156	$74,256	$73,588	$72,720	$72,589	$73,515	$73,573	$74,197	$73,130

Average yield pre-tax (1)	4.4%	4.2%	3.9%	2.6%	3.0%	3.6%	4.2%	4.4%	3.8%	3.8%
Average yield after-tax	3.5%	3.4%	3.2%	2.4%	2.6%	3.0%	3.4%	3.5%	3.1%	3.1%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Net realized investment gains (losses)
Fixed maturities	$(32)	$6	$(153)	$(192)	$(100)	$(2)	$19	$14	$(371)	$(69)
Equity securities	(1)	(14)	(28)	(29)	(74)	1	2	3	(72)	(68)
Other (1) (2)	(29)	44	11	2	(40)	14	8	172	28	154
Realized investment gains (losses) before tax	(62)	36	(170)	(219)	(214)	13	29	189	(415)	17
Related taxes	(21)	12	(54)	(81)	(77)	5	8	59	(144)	(5)
Net realized investment gains (losses)	$(41)	$24	$(116)	$(138)	$(137)	$8	$21	$130	$(271)	$22

Gross investment gains (1)	$89	$138	$91	$160	$105	$116	$132	$310	$478	$663
Gross investment losses before impairments (1)	(113)	(74)	(105)	(181)	(135)	(73)	(84)	(96)	(473)	(388)
Net investment gains (losses) before impairments	(24)	64	(14)	(21)	(30)	43	48	214	5	275
Other-than-temporary impairment losses:
Total losses	(38)	(28)	(156)	(198)	(184)	(75)	(43)	(21)	(420)	(323)
Portion of losses recognized in accumulated other changes in equity from nonowner sources	—	—	—	—	—	45	24	(4)	—	65
Other-than-temporary impairment losses	(38)	(28)	(156)	(198)	(184)	(30)	(19)	(25)	(420)	(258)
Net realized investment gains (losses) before tax	(62)	36	(170)	(219)	(214)	13	29	189	(415)	17
Related taxes	(21)	12	(54)	(81)	(77)	5	8	59	(144)	(5)
Net realized investment gains (losses)	$(41)	$24	$(116)	$(138)	$(137)	$8	$21	$130	$(271)	$22

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008	2009	2009	2009	2009

Net unrealized investment gains (losses), net of tax, by asset type
Fixed maturities	$695	$(73)	$(1,406)	$(294)	$732	$1,139	$3,142	$2,536
Equity securities & other	168	159	115	41	71	157	262	294
Unrealized investment gains (losses) before tax	863	86	(1,291)	(253)	803	1,296	3,404	2,830
Related taxes	287	23	(473)	(109)	260	431	1,168	969

Balance, end of period	$576	$63	$(818)	$(144)	$543	$865	$2,236	$1,861

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$42	$49	$48	$51	$76	$71	$39	$56	$190	$242
Gross investment Treasury future losses	$56	$39	$52	$96	$76	$46	$50	$47	$243	$219

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

(2)  In 4Q 2009, the Company sold a portion of its common stock holdings in Verisk Analytics, Inc. (Verisk) for total proceeds of approximately $184 million as part of the initial public offering of Verisk.  The Company recorded a pretax realized investment gain of $159 million on this sale in 4Q 2009.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	December 31,	December 31,
	2009	2008
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$8,138	$9,376
Allowance for uncollectible reinsurance	(523)	(618)
Net reinsurance recoverables	7,615	8,758
Mandatory pools and associations	1,745	1,957
Structured settlements	3,456	3,517
Total reinsurance recoverables	$12,816	$14,232

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Reinsurer	Predominant Reinsurer	2009	2008
Swiss Re Group	A third highest of 16 ratings	$895	$1,009
Munich Re Group	A+ second highest of 16 ratings	779	831
Transatlantic Holdings, Inc.	A third highest of 16 ratings	485	495
XL Capital Group	A third highest of 16 ratings	398	465
Berkshire Hathaway Group	A++ highest of 16 ratings	386	495

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2009, after deducting mandatory pools and associations and structured settlement balances, $6.1 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 98% were rated A- or better.  The remaining 21% net recoverables from reinsurers were comprised of the following:  7% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 4% were balances from other companies not rated by A.M. Best Company.  In addition, $2.4 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2009.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent recoverables from annuities that were purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  In cases where the Company did not receive a release from the claimant, the Company retains the liability to the claimant in the event that the life insurance company fails to pay; accordingly, the Company continues to report the amount due from the life insurance company as a liability and as a recoverable for GAAP purposes. The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Group	Predominant Insurer	2009	2008
Old Mutual	A- fourth highest of 16 ratings	$1,050	$1,075
Metlife	A+ second highest of 16 ratings	529	554
Genworth	A third highest of 16 ratings	472	485
Symetra	A third highest of 16 ratings	286	296
ING Group	A third highest of 16 ratings	235	242

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009
Business Insurance
Beginning of period	$34,021	$33,718	$33,649	$33,310	$32,270	$32,043	$31,986	$31,750	$34,021	$32,270
Incurred	1,517	1,576	1,868	1,509	1,592	1,603	1,479	1,240	6,470	5,914
Paid	(1,736)	(1,696)	(2,148)	(1,683)	(1,816)	(1,688)	(1,726)	(1,704)	(7,263)	(6,934)
Acquired (sold) reserves, foreign exchange and other (1)	(84)	51	(59)	(866)	(3)	28	11	3	(958)	39
End of period	$33,718	$33,649	$33,310	$32,270	$32,043	$31,986	$31,750	$31,289	$32,270	$31,289

Financial, Professional & International Insurance
Beginning of period	$5,520	$5,590	$5,650	$5,703	$5,397	$5,503	$5,821	$5,970	$5,520	$5,397
Incurred	387	383	539	456	437	448	459	403	1,765	1,747
Paid	(324)	(294)	(324)	(468)	(309)	(338)	(354)	(386)	(1,410)	(1,387)
Acquired (sold) reserves, foreign exchange and other	7	(29)	(162)	(294)	(22)	208	44	16	(478)	246
End of period	$5,590	$5,650	$5,703	$5,397	$5,503	$5,821	$5,970	$6,003	$5,397	$6,003

Personal Insurance
Beginning of period	$3,527	$3,532	$3,586	$3,835	$3,640	$3,610	$3,688	$3,637	$3,527	$3,640
Incurred	1,074	1,159	1,374	1,009	1,130	1,249	1,152	1,093	4,616	4,624
Paid	(1,069)	(1,105)	(1,125)	(1,204)	(1,160)	(1,171)	(1,203)	(1,099)	(4,503)	(4,633)
End of period	$3,532	$3,586	$3,835	$3,640	$3,610	$3,688	$3,637	$3,631	$3,640	$3,631

Total
Beginning of period	$43,068	$42,840	$42,885	$42,848	$41,307	$41,156	$41,495	$41,357	$43,068	$41,307
Incurred	2,978	3,118	3,781	2,974	3,159	3,300	3,090	2,736	12,851	12,285
Paid	(3,129)	(3,095)	(3,597)	(3,355)	(3,285)	(3,197)	(3,283)	(3,189)	(13,176)	(12,954)
Acquired (sold) reserves, foreign exchange and other (1)	(77)	22	(221)	(1,160)	(25)	236	55	19	(1,436)	285
End of period	$42,840	$42,885	$42,848	$41,307	$41,156	$41,495	$41,357	$40,923	$41,307	$40,923

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$70	$—	$—	$—	$185	$—	$70	$185
Environmental	—	85	—	—	—	70	—	—	85	70
All other	(312)	(442)	(317)	(205)	(182)	(286)	(447)	(366)	(1,276)	(1,281)
Prior year development excluding accretion of discount	(312)	(357)	(247)	(205)	(182)	(216)	(262)	(366)	(1,121)	(1,026)
Accretion of discount	15	16	15	14	14	14	14	12	60	54
Total Business Insurance	(297)	(341)	(232)	(191)	(168)	(202)	(248)	(354)	(1,061)	(972)

Financial, Professional & International Insurance	(63)	(132)	(43)	(36)	(12)	(11)	(25)	(120)	(274)	(168)

Personal Insurance	(25)	(37)	(44)	(37)	(64)	(34)	(22)	(15)	(143)	(135)
Total	$(385)	$(510)	$(319)	$(264)	$(244)	$(247)	$(295)	$(489)	$(1,478)	$(1,275)

(1) Reflects the sale of Unionamerica Holdings, Ltd. in 4Q 2008, decreasing net reserves by $790 million in Business Insurance.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Asbestos reserves
Beginning reserves:
Direct	$4,353	$4,272	$4,184	$3,728	$3,299	$3,216	$3,136	$3,251	$4,353	$3,299
Ceded	(619)	(600)	(588)	(501)	(385)	(363)	(345)	(336)	(619)	(385)
Net	3,734	3,672	3,596	3,227	2,914	2,853	2,791	2,915	3,734	2,914
Incurred losses and loss expenses:
Direct	—	—	70	—	—	—	185	—	70	185
Ceded	—	—	—	—	—	—	—	—	—	—
Losses paid:
Direct (1)	81	88	526	99	83	80	70	154	794	387
Ceded	(19)	(12)	(87)	(18)	(22)	(18)	(9)	3	(136)	(46)
Sale of subsidiary: (2)
Direct	—	—	—	330	—	—	—	—	330	—
Ceded	—	—	—	(98)	—	—	—	—	(98)	—
Ending reserves:
Direct	4,272	4,184	3,728	3,299	3,216	3,136	3,251	3,097	3,299	3,097
Ceded	(600)	(588)	(501)	(385)	(363)	(345)	(336)	(339)	(385)	(339)
Net	$3,672	$3,596	$3,227	$2,914	$2,853	$2,791	$2,915	$2,758	$2,914	$2,758

Environmental reserves
Beginning reserves:
Direct	$478	$450	$499	$472	$400	$378	$425	$411	$478	$400
Ceded	12	12	12	13	14	14	3	3	12	14
Net	490	462	511	485	414	392	428	414	490	414
Incurred losses and loss expenses:
Direct	—	85	—	—	—	85	—	—	85	85
Ceded	—	—	—	—	—	(15)	—	—	—	(15)
Losses paid:
Direct	28	36	27	32	22	38	14	22	123	96
Ceded	—	—	(1)	6	—	(4)	—	(1)	5	(5)
Sale of subsidiary: (2)
Direct	—	—	—	40	—	—	—	—	40	—
Ceded	—	—	—	(7)	—	—	—	—	(7)	—
Ending reserves:
Direct	450	499	472	400	378	425	411	389	400	389
Ceded	12	12	13	14	14	3	3	4	14	4
Net	$462	$511	$485	$414	$392	$428	$414	$393	$414	$393

(1) Third quarter of 2008 includes the final payment in connection with the ACandS settlement.

(2) In December 2008, the Company completed the sale of its subsidiary Unionamerica Holdings, Ltd.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Capitalization
($ in millions)

	December 31,	December 31,
	2009	2008
Debt

Short-term debt
Commercial paper	$100	$100
8.125% Senior notes due April 15, 2010 (1)	250	—
7.415% Medium-term notes due August 23, 2010	21	—
7.81% Private placement notes due September 16, 2010 and 2009	2	2
Zero coupon convertible notes due March 3, 2009, effective yield 4.17%	—	140
Total short-term debt	373	242

Long-term debt
8.125% Senior notes due April 15, 2010 (1)	—	250
7.415% Medium-term notes due August 23, 2010	—	21
7.22% Real estate non-recourse debt due September 1, 2011	9	9
7.81% Private placement notes due on various dates through 2011	2	4
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	—
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	1,000
Total long-term debt	6,165	5,938
Unamortized fair value adjustment	58	68
Unamortized debt issuance costs	(69)	(67)
	6,154	5,939
Total debt	6,527	6,181

Preferred equity	79	89

Common equity (excluding net unrealized investment gains (losses), net of tax)	25,475	25,374

Total capital (excluding net unrealized investment gains (losses), net of tax)	$32,081	$31,644

Total debt to capital (excluding net unrealized investment gains (losses), net of tax)	20.3%	19.5%

(1)  Redeemable anytime with “make-whole” premium.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	December 31,	December 31,
	2009 (1)	2008

Statutory capital and surplus	$23,195	$21,491

GAAP adjustments

Goodwill and intangible assets	3,752	3,841

Investments	2,999	342

Noninsurance companies	(4,166)	(3,924)

Deferred acquisition costs	1,758	1,774

Deferred federal income tax	(1,038)	699

Current federal income tax	(90)	(86)

Reinsurance recoverables	255	295

Furniture, equipment & software	640	526

Employee benefits	(12)	40

Agents balances	110	122

Other	12	199

Total GAAP adjustments	4,220	3,828

GAAP shareholders’ equity	$27,415	$25,319

(1) Estimated and Preliminary

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Cash flows from operating activities
Net income	$967	$942	$214	$801	$662	$740	$935	$1,285	$2,924	$3,622
Adjustments to reconcile net income to net cash
provided by operating activities:
Net realized investment (gains) losses	62	(36)	170	219	214	(13)	(29)	(189)	415	(17)
Depreciation and amortization	213	201	213	194	206	209	187	195	821	797
Deferred federal income tax expense (benefit)	(8)	34	23	(107)	22	(53)	77	167	(58)	213
Amortization of deferred acquisition costs	954	961	990	975	944	953	967	949	3,880	3,813
Equity in (income) loss from other investments	(17)	(16)	67	278	194	58	(41)	(85)	312	126
Premiums receivable	(28)	(177)	158	213	(78)	(188)	263	222	166	219
Reinsurance recoverables	272	10	251	676	167	371	355	523	1,209	1,416
Deferred acquisition costs	(968)	(991)	(991)	(895)	(948)	(997)	(970)	(882)	(3,845)	(3,797)
Claims and claim adjustment expense reserves	(386)	(38)	(249)	(1,360)	(373)	22	(448)	(797)	(2,033)	(1,596)
Unearned premium reserves	15	97	38	(420)	64	163	25	(348)	(270)	(96)
Other	(149)	(283)	58	(9)	(261)	(289)	94	(13)	(383)	(469)
Net cash provided by operating activities	927	704	942	565	813	976	1,415	1,027	3,138	4,231

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,604	1,084	982	1,199	1,210	1,179	1,380	1,547	4,869	5,316
Proceeds from sales of investments:
Fixed maturities	1,044	1,405	1,139	3,344	630	1,234	342	599	6,932	2,805
Equity securities	12	24	11	6	16	15	6	28	53	65
Real estate	—	25	—	—	—	—	—	—	25	—
Other investments	246	178	123	108	92	48	77	294	655	511
Purchases of investments:
Fixed maturities	(2,350)	(2,063)	(2,222)	(4,492)	(2,265)	(2,006)	(2,079)	(3,297)	(11,127)	(9,647)
Equity securities	(21)	(25)	(43)	(6)	(12)	(6)	(4)	(2)	(95)	(24)
Real estate	(9)	(16)	(6)	(7)	(5)	(4)	(3)	(3)	(38)	(15)
Other investments	(123)	(162)	(242)	(140)	(112)	(74)	(76)	(87)	(667)	(349)
Net (purchases) sales of short-term securities	320	(667)	407	(466)	(451)	(772)	(122)	1,715	(406)	370
Securities transactions in course of settlement	43	31	(461)	69	398	(32)	222	(193)	(318)	395
Other	(72)	(91)	(104)	222	(84)	(121)	(66)	(55)	(45)	(326)
Net cash provided by (used in) investing activities	694	(277)	(416)	(163)	(583)	(539)	(323)	546	(162)	(899)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2008	2009

Cash flows from financing activities
Payment of debt	(400)	—	(3)	(149)	(141)	—	(2)	—	(552)	(143)
Issuance of debt	—	496	—	—	—	494	—	—	496	494
Dividends paid to shareholders	(179)	(180)	(177)	(179)	(178)	(172)	(168)	(175)	(715)	(693)
Issuance of common stock - employee share options	15	44	13	17	10	18	48	104	89	180
Treasury stock acquired - share repurchase authorization	(1,000)	(765)	(290)	(112)	—	(750)	(970)	(1,539)	(2,167)	(3,259)
Treasury stock acquired - net employee share-based compensation	(26)	(2)	—	(1)	(27)	(1)	(1)	—	(29)	(29)
Excess tax benefits from share-based payment arrangements	4	3	1	2	1	1	2	4	10	8
Net cash used in financing activities	(1,586)	(404)	(456)	(422)	(335)	(410)	(1,091)	(1,606)	(2,868)	(3,442)

Effect of exchange rate changes on cash	2	(2)	(12)	(17)	—	10	3	2	(29)	15

Net increase (decrease) in cash	37	21	58	(37)	(105)	37	4	(31)	79	(95)
Cash at beginning of period	271	308	329	387	350	245	282	286	271	350
Cash at end of period	$308	$329	$387	$350	$245	$282	$286	$255	$350	$255

Income taxes paid	$78	$637	$117	$9	$34	$329	$210	$303	$841	$876
Interest paid	$72	$112	$64	$127	$63	$122	$63	$137	$375	$385

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2009 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, discussion of loss reserve development is useful to investors as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net earned premiums.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding incremental impact of direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the company’s management, this is useful in an analysis of the profitability of the company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Debt to capital is the ratio of debt to the sum of shareholders’ equity and debt excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the company’s management, the debt to capital ratio is useful in an analysis of the company’s leverage.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain international and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which require a primarily credit-based underwriting process, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.